Investor Presentation Idearc Inc. November 2006 Exhibit 99.1

Some statements in these materials constitute "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Idearc Inc. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Statements preceded by, followed by or that otherwise include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,”
“project,” “outlook,” and similar words or expressions, or future or conditional verbs such as "will," "should," "would," "may," and
"could" are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.
Various risks could cause future results to differ from those expressed by the forward-looking statements included in this press release.  These risks include, but are not limited to, the following:
•risks inherent in our spin-off from our former parent corporation, Verizon Communications Inc., including increased costs and reduced profitability associated with operating as an independent company;
•risks related to borrowings made in connection with the spin-off from Verizon Communications Inc.;
•risks associated with our dependence on key agreements entered into with Verizon Communications Inc. in connection with the spin-off;
•increased demands on our management teams as a result of operating as an independent company;
•changes in our competitive position due to competition from other yellow pages publishers and/or our ability to anticipate or respond to changes in technology and user preferences;
•changes in the availability and cost of printing raw materials and third party printers and distributors;
•changes in U.S. labor, business, political and/or economic conditions;
•changes in governmental regulations and policies and actions of regulatory bodies;
•changes in operating performance; and
•access to capital markets and changes in credit ratings.
For further details and a discussion of these and other risks and uncertainties, please see Idearc Inc.’s filings with the Securities and
Exchange Commission, which you may view at www.sec.gov, and in particular, Idearc Inc.’s information statement, filed as part of its registration statement on Form 10, and related amendments, filed with the Securities and Exchange Commission on July 7, 2006, and
made effective as of November 1, 2006.
Other unknown or unpredictable factors could have material adverse effects on the Company’s future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed herein may not occur.  We caution you not to place undue reliance on these forward-looking statements.  All subsequent written and oral forward-
looking statements concerning Idearc Inc., or other matters and attributable to Idearc Inc. or any person acting on its behalf, are expressly qualified in their entirety by the cautionary statements above. Idearc Inc. does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Company Overview

Idearc Overview
Second largest directory company in
the U.S.
In 81 of top 100 U.S. markets
In over 40 independent markets
Leading incumbent position
72% market share in our top 15
markets
(1)
SuperPages.com: #1 Internet yellow
pages
Official print publisher of Verizon
Yellow Pages
30-year agreement
Competitive market position Broad national footprint
We reach millions of people and deliver billions of references each year
(1) 72% market share is based upon publication-date revenue recognition method. The publication-date revenue recognition method  recognizes revenues and direct expenses when the directories are published.

verizon
Verizon Yellow Pages
TAMPA
LYCOS

solutions at hand
Decked
verizon

verizon
TAMPA
LYCOS

idearc

Value Generating Portfolio
Our function: Deliver leads that result in sales
Our goal: Monetize references
Smaller, convenience-
sized Verizon Yellow
Pages companion
directories
Community-specific
directories
Solutions at Hand
magazine
Solutions Direct direct
mail packages
1,218 directory titles
Yellow pages
White pages
Hispanic directories
SuperPages.com
Fixed-fee packages
Performance-based
applications
Extended
distribution
network/search
engine marketing
Second highest print
directory distribution
in U.S.
Largest number of
organic IYP searches
Partnerships with major
search engines
Print
Complementary
products
Internet Distribution

Spin-off Creates Opportunity for Growth
Well positioned for spin-off
Distinct ownership, management
and capital structure
Equity-based compensation and
rewards
Focus on growth
Benefits of spin-off
Reinvestment in sales team
Reinvestment in print product
Investment in advertising
Responsible investment in growth
initiatives
Strategy shift
Local sales force
Value-based selling
Low-cost, high-quality
Reward for performance
Build on core competencies

Key Investment Highlights
A great company well positioned for the future
Attractive industry dynamics
Incumbent publisher advantage
National brand recognition of both Verizon and SuperPages.com
Strong and growing independent business
Market-leading Internet platform
High level of recurring revenue from loyal, diverse customer base
Strong cash flow provides for cash dividend, some de-leveraging and reinvestment for growth
Experienced and innovative management team

Industry Overview & Strategic Objectives

Directory Industry Is Large and Growing
Our combined incumbent, independent and Internet platform
creates a robust portfolio in the industry
Local online advertising industry size
($ billions)
U.S. print directory revenue
($ billions)
Source: The Kelsey Group (October 2005) Source: Average of values from Borrell Associates (May 2006), eMarketer
(June 2006), Jupiter Research (July 2005), and The Kelsey Group
(February 2006)
Incumbent print is large, highly profitable and presents opportunity for revenue growth
Healthy forecasted independent growth; significant forecasted Internet growth
To take advantage of long-term growth opportunity, directory publishers must have strong platforms in all three categories
$6.3
$5.7
$4.9
$3.9
$3.1
2006 2007 2008 2009 2010
$3.0 $3.4 $3.8 $4.2 $4.6
$10.6
$10.8 $11.0
$11.2
$11.4
$15.2 $15.0
$14.8
$14.6
$14.4
2006 2007 2008 2009 2010
Incumbent Print   Independent Print
CAGR
10.9%
(1.7%)

Yellow Pages and Internet: Top 2 Most Effective
Advertising Media for Small Businesses
Our multi-platform portfolio delivers solutions in highest ROI categories
Comparison of median ROI
for various media
Local advertising breakdown
for small businesses
Source: TKG/Constat Wave VIII of the LCM study (August 2005) Source: CRM Associates (December 2005); ROI measured as return for every $1 spent
11.8 million small businesses in the US, growing at roughly 18% per year
Small businesses allocate majority of their advertising spending to yellow pages and Internet
Majority of yellow pages advertisers are businesses with less than 50 employees; many with less than 10
Yellow pages
43%
Newspaper
13%
Direct Mail
11%
Magazines/Trade Journal
9%
Radio
2%
Other
7%
Internet
15%
$8
$10
$12
$18
$23
$56
$63
Internet Yellow
Pages
Newspaper Magazines Direct
Marketing
Television Radio

Print and Internet Yellow Pages Are
Complementary Platforms
Leaders in the complementary print and Internet space
Relative competitive media usage
Consumers who are heavy print
yellow pages users are 32% more
likely to be the heaviest Internet
users
95% of print yellow pages users
search within market
40% of IYP users search out of
market
47% of IYP users also refer to print
directory
Median percentage of consumers making purchases
who considered various media when ready to buy
Source: CRM Associates (2006); TNS Media Study (2005). Source: 2005 Media Impact Study, TNS.
21.7%
11.1%
9.8%
8.6%
6.0%
2.5%
2.4%
2.2%
2.1%
23.8% Print Directories + IYPs
Print Directories
Direct Mail
Online Services
Newspapers
Coupons
Catalogs
Directory Assistance
Magazines
Internet Yellow Pages

Recurring Revenue from Diverse and Loyal
Customer Base
Customer mix builds solid foundation
Top 10 customers and headings
(1)
Note: Local incumbent print customers. Excludes the loss of customers that did not renew because they are no longer in business
Consistently high renewal rates, particularly among high-value customers
Slight decline in renewal rates primarily due to tightened credit policies
Customer renewal rates
Over 900,000 customers
2.9%
2.1%
1.8%
1.2%
1.2%
1.0%
0.9%
0.8%
6.9%
0.9%
Lawyers
Pest control
Storage-household/commercial
Insurance
Dentists
Plumbing contractors
Movers
Electric contractors
Physicians and surgeons
Roofing contractors
Top 10 Headings Total
Customers
Total
Headings
Top 10
Customers
= 0.5%
100% 100%
Top 10
Headings
= 19.7%
19.7%
Note: Local print customers as percent of 2005 print revenue
86.6%
86.4%
88.2% 88.0%
2003 2004 2005 LTM 9/30/06
(1) Top 10 customers and headings are based upon publication-date revenue recognition method. The publication-date revenue recognition method recognizes revenues and direct  expenses when the directories are published.

Diversified and Attractive Markets
Idearc has a geographically diversified revenue base
Print revenue by MSA size
Top 30 directories
MSA 50 &
below
38%
Top 10
MSAs
40%
MSA 11–20
9%
MSA 21–50
13%
Northeast
34%
Mid-Atlantic
31%
Southeast & Central
17%
West
18%
Print revenue by geography
Diversified across the US
35 states and 358 markets
6 of Top 10 MSAs; 81 of Top 100 MSAs
Geog. Directory
Tampa, Fla.
Greater Richmond, Va.
Boston, Mass.
South Hampton Roads/Norfolk, Va.
St. Petersburg, Fla.
Clearwater, Fla.
Philadelphia, Pa.
Pittsburgh, Pa.
Manhattan, N.Y.
Nassau County, N.Y.
Providence, R.I.
Sarasota, Fla.
Northern Virginia, Va.
Washington, D.C.
Queens, N.Y.
Snohomish County, Wash.
Ocean County, N.J.
Baltimore, Md.
Bradenton, Fla.
Ft. Wayne, Ind.
Syracuse, N.Y.
Santa Barbara, Calif.
Worcester, Mass.
Santa Monica, Calif.
Oxnard-Camarillo-Ventura, Calif.
South Bay, Calif.
Long Beach, Calif.
Huntington Beach, Calif.
Indio-Palm Desert, Calif.
West Los Angeles, Calif.
Note: West includes independent revenue.
Note: MSA–Metropolitan Statistical Area ranked by population per the 2001 U.S.
Census Bureau data and JPMorgan analysis
(1) Top 30 directories are based upon publication-date revenue recognition method. The publication-date revenue recognition method recognizes revenues and direct expenses when the directories are published.

Strong Competitive Position
We have strategically entered other incumbent directory providers’ markets as well as limited Yellow Book’s influence in our markets
Competitor
Situation
assessment
Our tactics
Where we
compete
AT&T/BellSouth: California, Florida, North Carolina,
Texas
RHD/Dex: Arizona, Colorado, Florida, Minnesota,
Oregon, Utah, Washington
We have moved into some of their high-growth
markets
They have had minimal expansion into our markets
Merger/integration issues could diffuse their focus
Selectively expand into their high-growth markets
Goals
Capture #2 usage position
Become profitable in year 2 or 3
78% of Idearc’s markets coast-to-coast
We have over 15 years of experience competing
and defending against independent competitors
Yellow Book’s competitive focus has been primarily
in our markets
Established market share has plateaued
Emphasize value versus price
Leverage usage leadership
Pre-emptive expansion into targeted markets
Independent markets Incumbent markets
AT&T/BellSouth, RHD/Dex Yellow Book, other independents

Market Objective: Demonstrate Superior Value
Proposition
Value of yellow pages advertising = references generated for the advertiser
Cost-per-reference is a calculation of the references generated
Cost-per-reference negates price competition
Idearc is an 83% better value in Worcester Idearc is a 71% better value in Richmond
Idearc is a 77% better value in Tampa Idearc is a 52% better value in Long Beach
Worcester, Mass. IAR YBC
Ad item Full page Full page
Monthly rate $2,908 $1,175
Total monthly references 703,416 47,805
Cost per 1,000 references $4.13 $24.58
Richmond, Va. IAR YBC
Ad Item Full page Full page
Monthly $4,502 $1,685
Total monthly references 1,748,087 190,009
Cost per 1,000 references $2.58 $8.87
Tampa, Fla. IAR YBC
Ad item Full page Full page
Monthly rate $4,567 $2,195
Total monthly references 1,389,747 151,609
Cost per 1,000 references $3.29 $14.48
Long Beach, Calif. IAR YBC
Ad item Full page Full page
Monthly rate $1,793 $1,133
Total monthly references 544,158 166,579
Cost per 1,000 references $3.29 $6.80
It’s not about price … it’s about value
Source: Total monthly references derived from Gallup usage studies; Yellow Pages Association rate tables.
Note: Above are selected market examples.
IAR   YBC IAR      YBC
IAR   YBC
IAR    YBC

Independent Markets
Independent market strategy Independent footprint
Selection criteria Top 10 independent markets
High-growth markets
Broaden national footprint
Compete aggressively with incumbents
Unseat #2 provider
Put competitors on the defensive
Drive value
Become profitable in year 2 or 3
Edge out and new markets
Fit with our execution model
Proximity to existing markets
Size and scale
Sales capacity
Speed to market
Market attractiveness
Business growth
Competitive environment
Business efficiencies
Independent market
Phoenix, Ariz.
Lexington, Ky.
Miami, Fla.
Fort Lauderdale, Fla.
Denver, Colo.
San Diego Metro, Calif.
San Diego North, Calif.
Tucson, Ariz.
Orlando, Fla.
West Palm Beach, Fla.
Expansion model enhances great mix of attractive markets and expands advertiser reach
(1) Top 10 independent markets are based upon publication-date revenue recognition method. The publication-date revenue recognition method recognizes revenues and direct  expenses when the directories are published.

Internet Operations

SuperPages.com Is the Leading Internet Yellow
Pages Platform
Overview
SuperPages.com launched in 1996
Free basic listing on SuperPages.com for all 17 million U.S. business listings
Create value through organic and third party traffic growth
All other IYPs(2)
31.5%
SuperPages.com
22.2%
Local search
3
28.0%
AT&T/BLS
11.0%
RHD/Dex
4.5%
Yellow Book
2.8%
IYP search share
(1)
comparison IYP and local search
share¹
SuperPages.com is the nation’s leading Internet yellow pages directory
Source: comScore/MediaMetrix Internet Yellow Pages Search Report; 2Q2006.
(1) Local search share based on search activity taking place specifically on IYP sites and on the local search sections of general search sites.
(2) All other IYPs includes Yahoo! IYP, Switchboard, Citysearch, Local.com, AOL IYP, AreaConnect, AreaGuides and various other smaller players.
(2) Local search defined as major search engines that have a local search offering (Google, Yahoo!, MSN and Ask).
2.8%
4.5%
11.0%
22.2%
SuperPages AT&T/BLS RHD/Dex Yellow Book

2001–2005 CAGR = 34%

2001–2005 CAGR = 25%

2001–2005 CAGR = 44%

2001–2005 CAGR = 7%

SuperPages.com Has a Proven Track Record
Total net revenue ($ millions) Customers (in thousands)
IYP searches (millions) Average value per order ($)
SuperPages.com is a key growth engine for Idearc
$197
$165
$136
$102
$62
2001 2002 2003 2004 2005
$808
$951
$969 $990
$1,055
2001 2002 2003 2004 2005
186
168
141
107
77
2001 2002 2003 2004 2005
1,347
1,150
836
567
310
2001 2002 2003 2004 2005

SuperPages.com Competitive Strengths
Market differentiators Advertiser value
High quality
leads for businesses
Consumers ready to
buy, not browse
Customer provisioning
and fulfillment
Infrastructure to provide
advertiser with
full service options
National
reach
Trusted relationship
with local businesses
Fixed-fee and
performance-based products
Migration path driven
by needs/sophistication
Not easily replicated and
creates a leadership
position for
SuperPages.com

Search Engine Relationships
Overview of arrangements
Recent agreements with Google and Yahoo!
Customers appear directly in search engine results
Attractive revenue model
Designed to be sustainable over time
Benefits to Idearc Benefits to search engines
Maintain customer ownership
Quality leads for advertisers
Efficient scalable solution
Incremental revenue
No customer support requirements
Local content
Local sales force
Incremental revenue
Addition of search engine distribution strengthens performance-based advertising program

Financial Overview

$3,425
$3,328
$3,228
2004 2005 LTM 9/30/06
Strong Cash Flow
Highly profitable
EBITDA margins 48%–50%
High volume of recurring revenue
Strong cash flow generation provides for
cash dividend and some de-leveraging
Opportunities for growth
Adjusted revenue
(1)
($ millions)
Adjusted EBITDA
(2)
less Capex ($ millions)
47.6% 51.5%
48.8%
Margin
Cash flow and margins create stable base to service debt, pay dividends and invest in future
(1) Revenue adjusted to reflect impact of the sale of Hawaii operations in May 2005 and commercial printing operations that were discontinued in March 2006
(2) EBITDA adjusted to reflect impact of the sale of Hawaii operations in May 2005 and commercial printing operations that were discontinued in March 2006 and employee related costs associated with the voluntary separation program offered in the fourth quarter of 2003
(3) Pro forma to reflect transfer of pension assets on a fully funded basis. Historically, the Company recorded an annual combined pension/OPEB expense of approximately $48 million and on a pro forma basis, the Company expects to record an annual combined pension/OPEB credit of approximately $4 million
(4) See reconciliation of Non-GAAP measures appendix schedule for additional details.
Adjusted EBITDA
(2)
($ millions)
$1,524
$1,714
$1,632
$1,576
2004 2005 LTM 9/30/06
Adjusted EBITDA   Pro forma adjustments
(2) (3)
$1,458
$1,636
$1,547
$1,510
2004 2005 LTM 9/30/06
Adjusted EBITDA   Pro forma adjustments
(2) (3)

Resilient Business Model
($ millions, where applicable)
Demonstrates resilient business model
Fiscal year-end December 31,  2003 2004 2005 LTM 9/30/06
Adjusted revenue
(1)
$3,578 $3,425 $3,328 $3,228
  % change
— (4.3%) (2.8%) N/M
Sales force 2,155 2,486 2,523 2,978
   % change
(28.7%) 15.4% 1.5% N/M
Sales force turnover 87.6% 35.7% 28.0% 22.8%
(1) Revenue adjusted to reflect impact of the sale of Hawaii operations in May 2005 and commercial printing operations that were discontinued in March 2006. See reconciliation of
Non-GAAP measures appendix schedule for additional details.
August 2003 – Verizon corporate-wide voluntary separation package offered to non-union and certain union employees
Started 2003 with sales force of 3,023
Lost approximately 50% of sales force and faced corporate restrictions on rehiring
Including rehires, net year-over-year loss was 28.7%
One-time event affects revenue in 2004, 2005 and 2006
New sales hires become fully productive in 6-18 months
Lead time from sales to amortization is 12-18 months
Amortized method of accounting prolongs impact on reported results
Continued to restore sales force from 2004 through 2Q2006
Despite significant sales force disruption, revenue experienced only a modest decline and EBITDA margins remained consistent at close to 50%

Positive Recent Results
High revenue visibility
90% complete on 2006 published results
Over 50% complete towards 2007
amortized results
Published revenue is the leading indicator
for amortized revenue
Published revenue – generated at time of
publication
Amortized revenue – recognized over the life of
the directory
Published revenue results continue to
improve
200 bps improvement achieved YTD
2006 full year results anticipated to reflect
approximately 300 basis point improvement
over 2005
Sales performance trending towards
industry levels
Print revenue trend
Published
view
Strategic initiatives now in place and taking effect
(Sept. YTD)
2005
2006
Industry
Forecast (1)
Amortized
view (2) (3)
(4.4%)
(5.1%)
(1) Incumbent print directory revenue (2006-2010) CAGR according to Kelsey
(2) Management uses the results of  directories as they publish (i.e. published view) as a leading indicator of published revenues. The publication-date revenue recognition method recognizes revenues and direct  expenses when the directories are published. The amortization method, which is increasingly becoming the industry standard,  recognizes revenues and direct expenses (paper, printing and initial distribution) over the life of the directory, which is usually twelve months.
(3) Revenue adjusted to reflect impact of the sale of Hawaii operations in May 2005 and commercial printing operations that were discontinued in March 2006. See reconciliation of
Non-GAAP measures appendix schedule for additional details.
(5.6%)
(3.7%)
(1.7%)
(2) (3)

Pro Forma Capitalization
Pro forma capitalization ($ millions)
Tranches Tenor Amount Rates Funded amount
Revolver 5 years $250 L + 150 $0
Term loan A 7 years 1,515 L + 150 1,515
Term loan B 8 years 4,750 L + 200 4,750
Total senior secured debt $6,515 $6,265
Senior notes 10 years 2,850 8.00% 2,850
Total debt $9,115
Common Equity 146M shares —
Pro forma credit statistics
(1) See reconciliation of Non-GAAP measures appendix schedule for additional details.
PF LTM 9/30/06
Total debt / PF Adjusted EBITDA (1) 5.8x
PF Adjusted EBITDA (1) / Net interest 2.3x
Corporate Credit Rating Ba3/BB

Closing Remarks

Spin-off Creates Opportunities for Growth
Strengths
Management expertise
Incumbent advantage
Product innovation
Customer relationships
Market diversity and strength
Independent momentum
Internet leadership
Brand recognition and reputation
Recurring revenue
Strong cash flow supports
continuing dividend
Opportunities
Invest in
Sales force
Products
Advertising
Selective market expansion
Distribution/traffic
A great company well positioned for the future

Appendix

Reconciliation of Non-GAAP Measures for
Adjusted Revenues and Adjusted EBITDA
$ millions
Statement of income data: Reported Adjust. Adjusted Reported Adjust. Adjusted Reported Adjust. Adjusted Reported Adjust. Adjusted
Net Operating Revenues $3,675 $97 $3,578 $3,513 $88 $3,425 $3,374 $46 $3,328 $3,241 $13 $3,228
Operating Expenses 1,826       33        1,793      1,642         28        1,614      1,715      63         1,652
EBITDA $1,687 $55 $1,632 $1,732 $18 $1,714 $1,526 ($50) $1,576
Margin % 48.0% 47.6% 51.3% 51.5% 47.1% 48.8%
Depreciation and Amortization 86            -       86           91             -       91           90           -        90
Operating  Income $1,601 $55 $1,546 $1,641 $18 $1,623 $1,436 ($50) $1,486
Margin % 45.6% 45.1% 48.6% 48.8% 44.3% 46.0%
CAPEX $85 $85 $78 $78 $71 $66
EBITDA-CAPEX $1,602 $1,547 $1,654 $1,636 $1,455 $1,510
Notes:
Adjustments: 2003 2004 2005 LTM Sep. 2006
Net Operating Revenue:
Hawaii $67 $66 $22 $0
Commercial Printing 30        22        24        13
$97 $88 $46 $13
Operating Expenses:
Hawaii $17 $6 $0
Commercial Printing 16        22        10
OPEB/Pension -       -       53
$33 $28 $63
LTM Sep 2006
(1) Financial results were adjusted for the sale Hawaii operations in May 2005 and the discontinuance of our commercial printing operations in March 2006. In addition LTM (last twelve months) ended September 30, 2006 was adjusted to reflect the expected on-going pension credit stemming from the 414(I) pension asset transfer. The impact of these items to Net
Operating Revenue and Operating Expenses are reflected in the following tables:
(2) EBITDA is not intended to represent cash flow as defined by generally accepted accounting principles ("GAAP") and should not be considered as an indicator of cash flow from operations. EBITDA represents operating income before depreciation and amortization expense, however other companies may calculate EBITDA differently. IDEARC has included information concerning EBITDA in this presentation because IDEARC's management and our board of directors use it as a measure of our performance to internal businesses plans to which a significant of management incentives programs are based. In addition, future investment and capital allocation decisionsare based upon EBITDA. Investors and industry analyst use EBITDA to measure the Company's performance to historical results and the  Company's peer group. The company has historically provided the measure in previous presentations and believes it provides transparency and continuity to investors for comparable purposes. Certain financial covenants in our borrowing arrangements are tied to similar measures
2004 2005 2003